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                                                                   EXHIBIT 10.10


                              AMENDED AND RESTATED

                              INVESTORS AGREEMENT

                                  dated as of

                                 April 1, 1997

                                  by and among

                                NEW PEAPOD, INC.

                                   PEAPOD LP

                                  PEAPOD, INC.

                                      and

                     EACH OF THE STOCKHOLDERS NAMED HEREIN
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                    AMENDED AND RESTATED INVESTORS AGREEMENT



     THIS AGREEMENT is made as of April 1, 1997, by and among New Peapod, Inc., a Delaware corporation (the "Company"), Peapod LP, an Illinois limited partnership ("Peapod LP"), Peapod, Inc., a Delaware corporation ("Peapod, Inc."), Andrew B. Parkinson, Thomas L. Parkinson, and each of the persons set forth on the Schedule of Stockholders attached hereto (collectively with their permitted successors and assigns, the "Stockholders").

     Pursuant to that certain Conversion Agreement and Plan of Reorganization of May 30, 1997 (the "Plan"), the persons set forth on the Schedule of Stockholders attached hereto, together with certain other persons, shall exchange their limited partnership interests of Peapod LP for shares of voting common stock ("Common Stock" or "Shares"), par value $.01 per share, of the Company, immediately prior to the closing of the initial public offering of Common Stock of the Company (such date being the "Closing Date").

     The parties hereto acknowledge that following the transactions occurring on the Closing Date (i) Peapod, Inc. shall dissolve and its corporate existence shall cease to exist and (ii) New Peapod, Inc. shall change its name to "Peapod, Inc."

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:


Effective Date.

     This Agreement is conditioned upon the closing of the initial public offering of Common Stock of the Company prior to December 31, 1997, and shall take effect as of the Closing Date.

     1.  Existing Agreements.

     The parties hereto agree that the terms of the agreements set forth below in this Section 2 shall terminate and be of no further force and effect.

          (a) Agreement dated as of August 13, 1993 by and between Tribune Company and Peapod LP, as amended by the Amendment and Waiver dated as of September 15, 1994 by and among Tribune Company, Tribune National Marketing Company ("Tribune"), Peapod LP, and Peapod, Inc., and as further amended by the Amendment dated as of January 15, 1996 by and among Tribune, Peapod LP, and Peapod, Inc. other than Articles III and IV and Section 9.2 thereof which shall continue to be in effect in accordance with their terms;

          (b) Unitholders Agreement dated as of September 15, 1994 by and among Ameritech Corporation ("Ameritech"), Peapod LP, Tribune Company, and Tribune;
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          (c) Unit Purchase Agreement dated as of September 15, 1994 by and among Ameritech, Peapod LP, and Peapod, Inc., as amended by the Amendment dated as of January 15, 1996, and as further amended by the Amendment dated as of July 25, 1996 other than Articles III and IV and Section 9.2 thereof which shall continue to be in effect in accordance with their terms;

          (d) Stockholders Agreement dated as of September 15, 1994 by and among Ameritech, Peapod, Inc., Andrew B. Parkinson, and Thomas L. Parkinson;

          (e) Agreement dated as of July 27, 1995 by and between Providence Journal Company ("Providence") and Peapod LP, as amended by the Amendment dated as of January 15, 1996 other than Articles III and IV and Section 9.2 thereof which shall continue to be in effect in accordance with their terms;

          (f) Unitholders Agreement dated as of July 23, 1996 by and among Peapod LP, Peapod, Inc., ServiceMaster Venture Fund, L.L.C. ("ServiceMaster"), and The ServiceMaster Company Limited Partnership other than Sections 1, 2 and 10(a) thereof which shall continue to be in effect in accordance with their terms; and

          (g) Unitholders Agreement dated as of January 2, 1997 by and among Peapod LP, Peapod, Inc., and WPP Group USA, Inc. ("WPP") other than Sections 1, 2 and 10(a) thereof which shall continue to be in effect in accordance with their terms.


     2.  Registration Rights.

          (a) Demand Registrations.

               (i) Demand Registrations by Stockholders. Any of the Stockholders may request an aggregate of two registrations under the Securities Act of 1933, as amended from time to time ("Securities Act") of all or a part of their Shares ("Demand Registration"); provided, that the aggregate offering price of such Shares requested to be registered in any such Demand Registration must equal at least $10 million; and provided further, that each demand registration effected by the parties to that certain Unitholders Agreement dated as of April 19, 1996 (the "Venture Unitholders Agreement") by and among Peapod LP, Peapod, Inc. and each of the unitholders named therein ("Ventureholders") shall preclude one of the permitted Demand Registrations hereunder. Any such request for a Demand Registration under this Section 3(a)(i) shall specify the approximate number of Shares requested to be registered and the anticipated per Share price range for such offering.

               (ii) Upon Effectiveness. A registration will not count as one of the permitted Demand Registrations until it has become effective (unless such registration has not become effective due solely to the fault of the Stockholders requesting such registration).

               (iii) Notice of and Priority on Demand Registrations. Any Stockholder that requests a Demand Registration shall notify each other Stockholder of such request within ten days thereafter to permit participation of such other Stockholders in such registration,

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     which notice shall set forth the terms of such request. In the event a
     Ventureholder requests a demand registration pursuant to its rights thereunder, the Company will notify the Stockholders of such request within ten days thereafter to permit participation of the Stockholders in such registration, which notice shall set forth the terms of such request. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Shares requested to be included in such offering exceeds the number of Shares which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration the Shares requested to be included in such registration, pro rata among the Stockholders and Ventureholders so requesting on the basis of the number of Shares owned by each such holder.

               (iv) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a registration in which the Stockholders were given piggyback rights pursuant to Section 3(b). The Company may postpone for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if (1) the Company has engaged or will engage in a firm commitment underwritten public offering within 90 days of the request for registration, or (2) the Company reasonably determines that the requested registration would interfere with a "material transaction", defined as a transaction that would require a filing on a Current Report on Form 8-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"); provided that in such event, the Stockholders initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder.

               (v) Selection of Underwriters. The Company will have the right to select the investment banker(s) and manager(s) of national standing to administer the offering, subject to the approval of the holders of a majority of the Stockholders and Ventureholders included in any Demand Registration, which approval will not be unreasonably withheld.

          (b) Piggyback Registrations.

               (i) Right to Piggyback. Whenever the Company proposes to register its securities for an aggregate offering price of at least $5 million under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Shares (other than forms for registrations relating solely to employee benefit plans or transactions effected pursuant to Rule 145 under the Securities Act) (a "Piggyback Registration"), the Company will give prompt written notice to all the Stockholders of its intention to effect such a registration and will include in such registration all Shares with respect to which the Company has received written requests from Stockholders for inclusion therein within 30 days after the receipt of the Company's notice.

               (ii) Priority on Primary Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Shares requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration: first, the Shares the Company proposes to sell; and second, after all Shares the Company proposes to sell are included, the Shares requested to be included in such registration, pro rata among the requesting holders of Shares or of rights to acquire Shares on the basis of the number of Shares owned or subject to such rights.

               (iii) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten registration other than on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Shares requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration the Shares requested to be included in such registration, pro rata among the requesting holders of Shares or of rights to acquire Shares on the basis of the number of Shares owned or subject to such rights.

          (c) Holdback Agreements. Each Stockholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of Shares of the Company, or any securities convertible into or exchangeable or exercisable for such Shares, during the seven days prior to and the 120-day period beginning on the effective date of any underwritten public offering of Shares (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (d) Registration Procedures. Whenever the Stockholders have requested that any Shares be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Shares covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

               (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than three months and comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

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               (iii) furnish to each selling Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Stockholder may reasonably request in order to facilitate the disposition of the Shares owned by such Stockholder;

               (iv) use its best efforts to register or qualify such Shares under such other securities or blue sky laws of such jurisdictions as any selling Stockholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition in such jurisdictions of the Shares owned by such Stockholder, provided that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (y) subject itself to taxation in any such jurisdiction, or (z) consent to general service of process in any such jurisdiction;

               (v) notify each selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Stockholder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (vi) cause all such Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, to be listed on The Nasdaq Stock Market;

               (vii) provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement;

               (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shares;

               (ix) make available for inspection by any selling Stockholder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant, or other agent retained by any such Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such Stockholder, underwriter, attorney, accountant, or agent in connection with such registration statement;

               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security

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     holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

               (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Shares included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

          (e) Registration Expenses. The Company shall pay all expenses incurred by itself and the Stockholders incident to the registration provisions of this Agreement, including without limitation, the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any of its liability insurance, the expenses and fees for listing the securities to be registered on the applicable securities exchange or on The Nasdaq Stock Market, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and selling commissions), and other persons retained by the Company and the reasonable cost (not to exceed $20,000) of one special legal counsel to represent such holders proposing to distribute their securities through such registration (the "Registration Expenses"); provided, that in the event a Demand Registration is withdrawn by the Stockholders, then (as determined by the Stockholders holding a majority of the Shares requesting such registration) either (x) the Stockholders requesting such registration shall pay the Registration Expenses relating to such Demand Registration, or (y) such Demand Registration shall count as one of the permitted Demand Registrations hereunder; provided further, that each Stockholder shall pay its allocable share of all underwriting discounts and selling commissions in connection with all such registrations.

          (f) Indemnification Pursuant to a Registration.

               (i) The Company agrees to indemnify, to the extent permitted by law, each Stockholder, its officers and directors and each person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses (including investigation and legal fees and expenses incurred in connection with any claim asserted) to which they or any of them may be subject caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Stockholder expressly for use therein or by such Stockholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Stockholder with copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, and directors and each person who

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     controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Stockholders.

               (ii) In connection with any registration statement in which a Stockholder is participating, each such Stockholder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading based solely upon information so furnished to the Company in writing expressly for use therein; provided, however, that the maximum liability of such indemnifying Stockholder hereunder shall be limited to the proceeds actually received by such Stockholder from the sale of such Shares.

               (iii) Any person entitled to indemnification hereunder will (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (y) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (iv) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of Shares. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          (g) Participation in Underwritten Registrations. No person may participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such person's Shares on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

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          (h) Transfer of Registration Rights.  The rights to cause the Company to register Shares granted to a Stockholder under this Section 3 may be assigned to a transferee (or a subsequent transferee) of all the Stockholder's Shares pursuant to the terms hereof provided that notice of such assignment is given to the Company.


     3.  Additional Covenants and Agreements.

          (a) Current Public Information. The Company hereby covenants and agrees that the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any Stockholder may reasonably request, all to the extent required to enable such Stockholder to sell Shares pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

          (b) Confidentiality Covenant of the Stockholders. Each Stockholder ("Stockholder" under this Section 4(b) shall include, for purposes of ServiceMaster, The ServiceMaster Company Limited Partnership and each of its Affiliates) hereby covenants and agrees as to itself that all information previously or concurrently furnished to such Stockholder by the Company, Peapod LP, Peapod, Inc., and its and their officers, directors, employees, and agents shall be kept strictly confidential by such Stockholder and shall not be used or disclosed to anyone except to the extent (1) contemplated by this Agreement, (2) at the time such information was so furnished to such Stockholder, such information was in the public domain or thereafter became a part of the public domain through no act or omission by such Stockholder, in each case as determined by the Company, (3) such information was, at the time such information was so furnished to such Stockholder, in such Stockholder's possession, as shown by written records of such Stockholder, (4) such information is required to be disclosed by a court or governmental authority, provided such Stockholder gives the Company advance notice of the intended disclosure and uses its reasonable efforts to obtain confidential treatment by the authority to which disclosure is made, (5) the Company consents in writing to disclosure of such information, (6) necessary to provide information to such Stockholder's employees and agents on a "need-to-know" basis, or (7) disclosure of such information is required by law or government regulation, including the reporting requirements of the Exchange Act, or by the rules, regulations, or policies of any national securities exchange or association.


     4. Agreements with ServiceMaster. For purposes of this Section 5, "ServiceMaster" means ServiceMaster Venture Fund L.L.C., The ServiceMaster Company Limited Partnership, and each of their Affiliates. ServiceMaster hereby covenants and agrees that, (1) so long as ServiceMaster Venture Fund L.L.C. owns Shares, ServiceMaster shall not invest in or acquire Streamline, Inc.; and (2) so long as ServiceMaster Venture Fund L.L.C. owns Shares or for a period from the date hereof and ending on July 25, 2001, whichever is shorter, without the written consent of the Company, ServiceMaster shall not invest in any in any other entity in which a significant line of business is providing on-line ordering of groceries and/or the delivery of groceries to the home; and (3) so long as ServiceMaster Venture Fund L.L.C. owns Shares, ServiceMaster will not solicit for the purpose of employment, any employee of the Company. For purpose of clause (2) in the

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foregoing sentence, the term "significant" means a line of business which generates revenues of at least $10,000,000 per year.


      5. Agreements with Ameritech. The Company and Ameritech agree for the benefit of each other and no third party as follows:

          (a) Compliance with MFJ.

               (i) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby by Ameritech will, to the best of Ameritech's knowledge, as a result of the Company's present business operations as disclosed to Ameritech by the Company, result in Ameritech or the Company being in violation of or in conflict with the consent decree entered in the case of United States of America v. Western Electric Company, Inc., et al., C.A. No. 82-0192 (D.D.C.), including orders issued and entered by the courts relating to the same, interpretations thereof issued from time to time by the Department of Justice and legislation that may be enacted relating to the same (the "MFJ"). Subject to the accuracy of the previous sentence and except as specified in this
     Section 6(a), the Company shall not take or fail to take any action that could endanger Ameritech's compliance with the MFJ, including, without limitation, the following actions if they might have such result: (i) any investment by the Company; or (ii) engaging directly or indirectly in any line of business or in any business activity not previously conducted by the Company prior to the date hereof. Any action or failure to act that could have the effect set forth in the preceding sentence shall only be approved by the Company at a meeting of the Board, at which Ameritech's designee is present and has voted to approve such action or failure to act upon five business days, prior written notice to Ameritech's designee describing such action or failure to act proposed to be voted on.

               (ii) Ameritech shall promptly give the Company written notice of any additions to or modifications of the MFJ that could, to the best knowledge of Ameritech, cause Ameritech to be in violation of the MFJ by virtue of Ameritech's ownership of Shares. The Company shall promptly give Ameritech written notice of any actions or failure to act, or any proposed actions or failures to act, by the Company that could, to the best knowledge of the Company, cause Ameritech to be in violation of the MFJ by virtue of Ameritech's ownership of Shares. Ameritech and the Company shall cooperate in good faith with each other to resolve any other issues that may arise under the MFJ with respect to Ameritech's ownership of Shares in a manner reasonably satisfactory to the Company; provided, however, that neither Ameritech nor the Company shall be required, in their respective reasonable judgment, to (1) relinquish any of their material benefits or rights under this Agreement or (2) materially and adversely modify or divest any of their material current business activities or assets in order to perform their obligations under Section 6(a)(i) or this Section 6(a)(ii).

               (iii) Ameritech shall indemnify and hold the Company harmless from any and all claims, losses, damages and expenses (including reasonable legal expenses) arising out of any inaccuracy in Ameritech's representation in the first sentence of Section 6(a)(i).

          (b) Restrictions on Assignability.  Ameritech's rights under this
Section 6 are not assignable.


      6.  Miscellaneous.

          (a) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

          (b) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties hereto and supersedes any prior understandings, agreements, or representations by or between the parties hereto, written or oral, to the extent they related in any way to the subject matter hereof.

          (c) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Except as otherwise provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (f) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given upon receipt if it is sent by facsimile, or reputable express courier, and addressed or otherwise sent to the intended recipient as set forth below:

     If to the Company:

          Peapod, Inc.
          1033 University Place
          Evanston, Illinois 60201
          Attention: President
          Facsimile: (847) 492-0171

          Copies to:

          Cowen, Crowley, Nord & Staub
          55 W. Monroe Street
          Chicago, Illinois 60603
          Attention: Wilbert F. Crowley
          Facsimile: (312) 855-6959

     If to the Stockholders, to the addresses and facsimile numbers on file with the Company.

Any party hereto may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address or facsimile number set forth above or on file with the Company using any other means (including personal delivery, messenger service, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party hereto may change the address or facsimile number to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (either of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (h) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid against the Company or the Stockholders unless the same shall be in writing and signed by the Company and the holders of at least two-thirds of the Shares, respectively. No waiver by any parties hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                                 *     *     *

                               SIGNATURE PAGE TO
                    AMENDED AND RESTATED INVESTORS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                              New Peapod, Inc.


                              By:_________________________________________

                                    Printed Name:_________________________

                                    Title:________________________________



                              Peapod, Inc.


                              By:_________________________________________

                                    Printed Name:_________________________

                                    Title:________________________________



                              Peapod LP

                              By:   Peapod, Inc.
                                    its General Partner

                                    By:___________________________________

                                    Printed Name:_________________________

                                    Title:________________________________


                              ____________________________________________
                              Andrew B. Parkinson


                              ____________________________________________
                              Thomas L. Parkinson

                               SIGNATURE PAGE TO
                    AMENDED AND RESTATED INVESTORS AGREEMENT


          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.


                              The Providence Journal Company


                              By:____________________________________________

                                    Printed Name:____________________________

                                    Title:___________________________________

                               SIGNATURE PAGE TO
                    AMENDED AND RESTATED INVESTORS AGREEMENT


          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.


                              Tribune National Marketing Company


                              By:____________________________________________

                                    Printed Name:____________________________

                                    Title:___________________________________


                              Tribune Company


                              By:____________________________________________

                                    Printed Name:____________________________

                                    Title:___________________________________

                               SIGNATURE PAGE TO
                    AMENDED AND RESTATED INVESTORS AGREEMENT


          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.


                         ServiceMaster Venture Fund L.L.C.

                         By:  The ServiceMaster Company
                              its Managing Member

                         By:_________________________________________________

                              Printed Name:__________________________________

                              Title:_________________________________________


                         The ServiceMaster Company Limited Partnership

                         By:  ServiceMaster Management Corporation
                              its General Partner

                              By:____________________________________________

                                    Printed Name:____________________________

                                    Title:___________________________________

                               SIGNATURE PAGE TO
                    AMENDED AND RESTATED INVESTORS AGREEMENT


          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.


                              WPP Group USA, Inc.


                              By:____________________________________________

                                    Printed Name:____________________________

                                    Title:___________________________________

                               SIGNATURE PAGE TO
                    AMENDED AND RESTATED INVESTORS AGREEMENT


          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.


                              Ameritech Corporation


                              By:____________________________________________

                                    Printed Name:____________________________

                                    Title:___________________________________

                            SCHEDULE OF STOCKHOLDERS
                            ------------------------


                                                            Number of Shares
                                                            ----------------


     The Providence Journal Company

     Tribune National Marketing Company

     ServiceMaster Venture Fund L.L.C.

     WPP Group USA, Inc.

     Ameritech Corporation